UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
            Securities Exchange Act of 1934 (Amendment No.__________)


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      to ss.240.14a-12


            The Travelers Money Market Account for Variable Annuities
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                (Name of Registrant as Specified In Its Charter)




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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


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                            ADJOURNED MEETING NOTICE

            The Travelers Money Market Account for Variable Annuities
                                (the "Account")

       YOUR VOTE IS IMPORTANT AND WILL SAVE THE ACCOUNT FURTHER EXPENSES.
                               PLEASE VOTE TODAY.

Dear Variable Annuity Contract Owner:

         We are writing to inform you that the Special Meeting of Variable Contract Owners for Money Market Account has been adjourned to solicit additional votes. The meeting that was adjourned to June 30, 2005 has now been adjourned to 2:00 p.m. (Eastern time) on July 15, 2005. The meeting will be held at 501 Boylston Street, Boston, Massachusetts.

         If you have already voted, thank you. If you have not already done so, please help avoid the additional expenses and delays associated with postponing the meeting again, and vote now using one of these options:

         By Mail. Please mail your signed proxy card in the postage-paid envelope that was included with your proxy materials.

         By Telephone. Call 1-800-690-6903 and follow the simple instructions. Have your proxy card ready.

         By Internet. Go to www.proxyweb.com and follow the on-line instructions. Have your proxy card ready.

         In order for your vote to be counted, we must receive it by 11:00 a.m. (Eastern time) on July 14, 2005. If you need another copy of the proxy materials, please call 1-877-256-6081 (toll free). Remember, your vote counts. So, please vote today.

Respectfully,

The Travelers Insurance Company                                     MSA-ADJ2-UNV